UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2009

ECOTALITY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6821 E. Thomas Road
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 219-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; AND
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Securities Exchange Agreement

On October 31, 2009, Ecotality, Inc. (“Ecotality” or the “Company”) signed a Securities Exchange Agreement with all holders of its convertible debentures and holders of certain warrants to convert all outstanding amounts ($9,111,170) under these debentures and all related warrants into an aggregate of 9,270,804  shares of Series A Convertible Preferred Stock (while not impacted by the current common stock split discussed herein, it could be subject to adjustment for future forward and reverse stock splits, stock dividends, recapitalizations and the like). The Series A Convertible Preferred Stock has no redemption or preferential dividend rights, but may be converted into shares of the Company’s common stock (the “Common Stock”).  At the date of this filing the Series A Convertible Preferred Stock is convertible at a1:60 ratio.  Following the reverse split of common shares (see below) the Company expects that the preferred shares will be convertible at a 1:1 ratio.

Concurrent with the signing of the Securities Exchange Agreement, the Ecotality Board of Directors approved a 1:60 reverse stock split (the “Reverse Split”) of its common stock and authorized Company management to affect the Reverse Split after providing the required notice to the Financial Industry Regulatory Authority (FINRA).  The Reverse Stock split was approved by shareholders at the August 26, 2009 Annual Shareholder Meeting.  In addition, the Board authorized Company management to submit an application to be listed on The NASDAQ Stock Market after affecting the Reverse Split. There can be no assurance that the Company can meet the listing requirements of the NASDAQ Stock Market.

The descriptions of the terms and conditions of the Securities Exchange Agreement and the terms of the Series A Convertible Preferred Stock are qualified in their entirety by the full text of the Securities Exchange Agreement and Certificate of Designation, which are attached as Exhibits hereto and incorporated herein by reference.  The issuance of the securities in the transaction described above will be effected without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) thereof or Rule 506 of Regulation D thereunder based on the status of each investor as an accredited investor as defined under the Securities Act, and such transaction will be effected without using any form of general advertising or general solicitation as such terms are used in Regulation D.

Securities Purchase Agreement

On October 31, 2009, Ecotality signed a Securities Purchase Agreement and a Registration Rights Agreement with certain accredited investors (the “Investors”) pursuant to which the Investors agreed to purchase shares of the Common Stock at a pre-Reverse Split purchase price of $0.12 per share.  The funds from the private placement will be utilized as working capital to support the initial requirements of the contract signed with the Department of Energy on September 30, 2009.

Terms of the private placement include:
1.	A minimum aggregate purchase of $15,500,000 of Common Stock by the Investors.
2.
Each Investor will receive a Warrant to purchase the equivalent number of shares of Common Stock that it purchases under to the Securities Purchase Agreement.  The exercise price of the Warrants will be equal to $0.15 per share (pre-Reverse Split).  The Company may call the Warrants if the closing price of shares of the Common Stock is at least $0.45 per share (pre-Reverse Split) for 20 consecutive trading days, subject to certain conditions, including the existence of an effective registration statement for the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and minimum volume provisions.  The Company may not effect any exercise of the Warrants in an amount that would result in any Investor or  its affiliates beneficially owning more than 9.99% of the outstanding Common Stock upon such an exercise.  The Warrants will have a five-year term during which they can be exercised and shall contain a cashless exercise provision which shall apply if there is not an effective registration statement covering the resale of the shares issuable upon exercise.

3.
The Company shall file a shelf registration statement for the resale of the shares of Common Stock purchased under the Securities Purchase Agreement and the Warrant Shares on Form S-3 or another appropriate form (the “Registration Statement”).  Such Registration Statement shall be filed as soon as practicable, but in any event within 45 days of the closing date of the Securities Purchase Agreement.

4.	The Investors haved agree not to exercise “short sales” for a period of 9-months after the date of the Securities Purchase Agreement.
5.
The Company will initiate the process to effect the Reverse Split prior to the closing, and the Company will submit its application to be listed on The NASDAQ Stock Market as soon as possible thereafter. The Company is obligated to consummate the Reverse Split within 30 days of the date of the Securities Purchase Agreement.

The descriptions of the terms and conditions of the Securities Purchase Agreement, Registration Rights Agreement and Warrants are qualified in their entirety by the full text of such documents, which are attached hereto as Exhibits.

The securities offered and described above have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Subject to the restrictions contained in the definition of “Exempt Issuance” contained in the Securities Purchase Agreement, the Company has a limited ability to sell additional securities to new investors on the same terms as the securities being sold to the Investors pursuant to the Securities Purchase Agreement.  The issuance of the securities in the transaction described above will be effected without registration under the Securities Act in reliance on Section 4(2) thereof or Rule 506 of Regulation D thereunder based on the status of each investor as an accredited investor as defined under the Securities Act, and such transaction will be effected without using any form of general advertising or general solicitation as such terms are used in Regulation D.

Third Amendment

Concurrent with, or prior to the closing of the transactions under the Securities Exchange Agreement,  and Securities Purchase Agreement, the Company will enter into a Third  Amendment to the Amendment to Debentures and Warrants, Agreement and Waiver dated May 15, 2009 with the debenture holders , a form of which is filed as an exhibit hereto.

As of October 28, 2009 there were 283,896,362 shares of common stock outstanding of which 231,612,523 shares are held by persons who are not directors or officers of the Company or owners of 5% or more of the outstanding Common Stock.

This report and the attached Exhibits contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended.  All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this report and matters set forth in the Company’s SEC filings. These risks and uncertainties could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

10.1	Securities Exchange Agreement

10.2	Certificate of Designation of Preferences, Rights, and Limitations of Series A Convertible Preferred Stock

10.3	Securities Purchase Agreement

10.4	Registration Rights Agreement

10.5	Form of Warrant

10.6	Third Amendment to Amendment to Debentures and Warrants, Agreement and Waiver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Company)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	Nov 3, 2009
Jonathan R. Read

/s/ Barry S. Baer	Chief Financial Officer	Nov 3, 2009
Barry S. Baer